2016 Barclays Global Financial Services Conference Aleem Gillani, Chief Financial Officer, SunTrust Banks, Inc. September 12, 2016

2 The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2015 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. We reconcile those measures to GAAP measures within the presentation or in the appendix. In this presentation, we present net interest income and net interest margin on a fully taxable-equivalent (“FTE”) basis, and ratios on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. We believe this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation contains forward-looking statements. Statements regarding future levels of the efficiency ratio and capital return are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “opportunity,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could"; such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2015 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to increased capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our MSRs and mortgages held for sale due to changes in interest rates; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face certain risks as a servicer of loans; we are subject to risks related to delays in the foreclosure process; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber-attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our financial instruments measured at fair value expose us to certain market risks; our stock price can be volatile; we might not pay dividends on our stock; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. Important Cautionary Statement

3 Investment Thesis Why invest in SunTrust? Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position Supports Growth

Franchise Overview

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

SunTrust is a leading financial institution focused on meeting clients' needs and improving their financial well-being. Our Company is differentiated by:

1. **Culture** — A "Client First" culture and a "One Team" approach
2. **Size** — Large enough to compete with the largest banks while still being nimble
3. **Diverse Business** — Strong regional bank with key national businesses and full product capabilities
4. **Attractive Footprint** — Leading market shares in high growth and densely populated markets in the Southeast & Mid-Atlantic

Key Statistics (Rank)[1,2]

$199B (11th) Assets	$142B (9th) Loans	$153B (10th) Deposits
$21.8B Market Cap	~5.6MM Clients	23,940 Teammates[3]

Ranked #2 For Deposit Market Share in Respective Top 10 MSAs[4]


14%
7%
SunTrust
Peer Median

See Appendix slide #22 for footnotes

4

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

Geographic Presence

SunTrust has a well-diversified mix of regionally focused businesses (Southeast & Mid-Atlantic) and more nationally oriented businesses


Boston
New York
Chicago
Pittsburgh
Baltimore
Washington, DC
Richmond
San Francisco
Raleigh-Durham
Nashville
Charlotte
Los Angeles
Memphis
San Diego
Atlanta
Dallas
Orlando
Houston
Tampa
Ft. Lauderdale
Miami

Regional Businesses
- Consumer Banking
- Commercial and Business Banking
- Consumer Lending (Home Equity, Credit Card)
- Private Wealth Management
- Retail Mortgage

National Businesses
- Corporate & Investment Banking
- Commercial Real Estate
- Consumer Lending (Auto, LightStream, Third Party Relationships)
- Specialty Private Wealth Management
- Correspondent Mortgage

Note: Map is not representative of all SunTrust locations. Regional locations (Southeast and Mid-Atlantic) are generally cities with a significant retail and commercial presence. Cities outside of Southeast and Mid-Atlantic generally contain Wholesale Banking (CIB, CRE) offices

5

Diverse Business Mix[1]

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position


Consumer Lending 8%
Corporate & Investment Banking 20%
Commercial & Business Banking 14%
CRE 3%
Mortgage 11%
Consumer Banking 32%
Private Wealth Management 12%

	Consumer Banking & PWM	Wholesale Banking	Mortgage
% of STI Revenue	51%	38%	11%
Regional Businesses (Southeast & Mid-Atlantic)	• Consumer Banking • Private Wealth Management • Home Equity • Credit Card	• Commercial & Business Banking • Regional CRE • Affordable Housing	• Retail
National Businesses	• Auto Lending • LightStream • Third-Party Partnerships • Specialty Private Wealth Management	• Corporate & Investment Banking • National CRE (REIT, Institutional)	• Correspondent • Consumer Direct

1. Based on revenue (FTE) over the 12 months ending June 30, 2016. Excludes Corporate Other

6
SunTrust

7 $1.67 $1.78 1H15 1H16 2.85% 3.01% 1H15 1H16 $30.46 $33.98 2Q 15 2Q 16 Strong First Half of 2016 Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position 1. Book value per share was $42.26 and $46.14 for 2Q 15 and 2Q 16, respectively. See Appendix slide #20 for a reconcilement to book value per share Earnings Per Share (growth rates represent 2Q 16 vs. 2Q 15) Tangible Book Value per Share1 Average Loan & Deposit Growth Net Interest Margin (FTE) 6% 8% Loan Growth Client Deposit Growth

8 Strategic Consistency Key Strategies Evidence of Success 2011 Ongoing Meet More Client Needs 2011 – LTM CAGRs 8% Investment Banking Income 17% Credit Card Balances1 4% Client Deposits1 1 Adjusted Tangible Efficiency Ratio2 Improve Efficiency 2 Optimize the Balance Sheet & Enhance Returns % Residential-Related Loans3 ROA 3 Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position 1. Based on average balances 2. GAAP efficiency ratios (FTE) were 72.0% and 61.9% for 2011 and LTM, respectively. Please refer to appendix slide #19 for GAAP reconciliations 3. Includes guaranteed residential mortgages, non-guaranteed residential mortgages, home equity products, and residential construction loans based on period-end balances 5% Retail Investment Income 38% 28% 2011 2Q 16 0.38% 1.02% 2011 LTM 72% 61% 2011 LTM

9 Adjusted Tangible Efficiency Ratio1 Efficiency gains create capacity to invest in growth opportunities Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position 1. Efficiency ratios (FTE) were 72.0%, 59.3%, 71.2%, 66.7%, 63.1% and 61.6% for 2011, 2012, 2013, 2014, 2015, and 1H 16 respectively. Please refer to appendix slide #19 for GAAP reconciliations Reduced Expenses  Execute Omni-Channel strategy (invest in digital, reduce physical footprint)  Streamline operations infrastructure  More efficient deployment of human capital  Supplier consolidation  Continue to execute Wholesale Banking strategy (add expertise, deepen client relationships via capital markets and T&PS)  Grow consumer lending and wealth management  Targeted growth in Mortgage Revenue Growth The Path to <60% 71.7% 68.9% 65.3% 62.9% 62.6% 61.2% < 60% 2011 2012 2013 2014 2015 1H 16 Long-Term Target

10 Balance Sheet Optimization Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position Commercial & Industrial 49% Residential Mortgage (Non-Guaranteed) 18% Maintain Diversity1 1 Continue Focus on Returns 2 2 8 Notable Statistics  Commercial & Industrial Portfolio: 20+ industry sectors & LOB’s □ Maximum exposure to any sector3: 6% of loans  Consumer / Residential Portfolio4: Average FICO score of 750+ See Appendix slide #22 for footnotes 0.78% 9.3% 0.97% 11.3% 1.02% 11.6% ROA ROTCE 2013 2014 LTM

11 4.6% 5.3% STI Peer Median 4.5% 5.2% STI Peer Median 4.5% 5.4% STI Peer Median #2 of 10 Strong Credit Quality 2Q16 Nonperforming Loan Ratio1 LTM Net Charge-Off Ratio Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position See Appendix slide #22 for footnotes 0.56% 0.62% 0.67% 0.74% 0.96% 1.00% 1.08% 1.25% 1.26% 1.37% Peer 1 Peer 2 STI Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 0.18% 0.24% 0.27% 0.31% 0.34% 0.34% 0.36% 0.36% 0.47% 0.48% Peer 1 Peer 2 STI Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 9-Quarter Loan Loss Rates in Federal Reserve Severely Adverse Economic Scenario (CCAR)2 2014 2015 2016 #1 of 10 #2 of 10

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

Wholesale Banking

1 Leverage Differentiated Model…

	Universal Banks	Regional Banks	Boutique Firms	SunTrust Wholesale Banking
Full Product Capabilities	✓	✗	✗	✓
Industry Vertical Expertise	✓	✗	✓	✓
Middle Market Focus	✗	✓	✓	✓
OneTeam Approach	✗	✓	✓	✓
Balance Sheet	✓	✓	✗	✓

Success of the SunTrust OneTeam Approach[1]

- ✓ **56%** increase in capital markets revenue from Commercial Banking, CRE, and PWM clients
- ✓ **22%** increase in the number of M&A and syndicated loan transactions from Commercial Banking, CRE, and PWM clients

2 …To Drive Continued Long-Term Growth


9% CAGR
Left Lead Relationships
2Q 14
2Q 16
$43.1
$54.1
12% CAGR
Average Deposits ($B)
2Q 14
2Q 16
$61.4
$72.1
8% CAGR
Average Loans ($B)
2Q 14
2Q 16
$404
$443
6% CAGR
Investment Banking Income ($MM)
2014
LTM

1. Growth rates represent year-over-year growth from 2H 15 to 2H 16

12

13 Enables… Consumer Banking: Omni-Channel Execution of Omni-Channel Strategy Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position 36% 47% 40% 51% Consumer Self-service Deposits Consumer Paperless Penetration 2Q 15 2Q 16 11.8% 16.9% 2Q 15 2Q 16 Improved Client Experience Increased Revenue Opportunities Digital Sales3 Reduced Cost to Serve 2 1 ATM Digital Contact Center Branch See Appendix slide #22 for footnotes

Consumer Lending Opportunities

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

($ in billions, average balances)

LIGHTSTREAM
A DIVISION OF SUNTRUST BANK



LightStream


$1.2
$2.3
89%
2Q 15
2Q 16

- National online consumer lending platform
- Application to close process is simple and fast
- Best in class loan experience and competitive rates guaranteed

Third-Party Partnerships


$1.1
$1.5
29%
2Q 15
2Q 16

- Primary partner today: online lender providing financing for home improvement projects
- Potential for additional partnerships in the future

Credit Card


$0.9
$1.1
24%
2Q 15
2Q 16

- Strategy is to deepen client relationships: clients who use multiple SunTrust products are rewarded with additional card benefits

Focused on lending to prime and super-prime clients: average FICO score of 750+ across all 3 products

14
SUNTRUST

15 Mortgage Banking Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position 3Q 15 4Q 15 1Q 16 2Q 16 $216 $0.1 Originations 1Q 09-2Q 16 Total Losses ($ in billions) Loss Rate = ~3 bps 3 …With Executional Excellence Client Satisfaction Rates2 New loan origination system implemented 1.3% 1.4% 1H 15 1H 16 $118 $125 2Q 15 2Q 16 Servicing for Others UPB ($ in billions, period-end balances) Mortgage Origination Market Share1 Targeted Growth… See Appendix slide #22 for footnotes

Strong Capital Position Supports Growth

Strong & Diverse Franchise | Improving Returns & Efficiency | Investing in Growth Opportunities | Strong Capital Position

Strong Capital Position Allows For…

Fully Phased-in CET1[1]


9.7%
Basel III CET1

Stressed Capital Erosion[2]


3.6%
#3 of 20
4.5%
SunTrust
Traditional Banks Median3

1 Investments in Organic Growth

- **Technology / Products**
  - New loan origination platforms within Wholesale and Mortgage
  - Ongoing enhancements to Treasury & Payments Solutions and consumer digital offerings
  - Roll-out of LightStream to SunTrust channels
  - Improved credit card offerings
- **Talent (past two years)[4]**
  - 200+ investment banking / corporate finance specialists
  - 90+ consumer specialty sales professionals (generally focused on wealth and investment management)
- **Clients**
  - 6% year-over-year loan growth

2 Increased Capital Returns


48%
Payout Ratio5
62%
~85%
2014
2015
CCAR 2016 6

3 M&A

- **LightStream (2012)**
- **Lantana Oil & Gas Partners (2014)**
- **MSR acquisitions (~$30 billion UPB since January 2014)**

See Appendix slide #22 for footnotes

16

SunTrust

17 Investment Thesis Why invest in SunTrust? Investing in Growth Opportunities Strong & Diverse Franchise Improving Returns & Efficiency Strong Capital Position Supports Growth    

Appendix

Reconciliation of Adjusted Tangible Efficiency Ratio

($ in millions)

	2011	2012	2013	2014	2015	1H 16	LTM
Reported (GAAP) Basis							
Reported Net Interest Income - FTE	$5,179	$5,225	$4,980	$4,982	$4,906	$2,640	$5,169
Reported Noninterest Income	3,421	5,373	3,214	3,323	3,268	1,680	3,255
Reported Revenue - FTE	8,600	10,598	8,194	8,305	8,174	4,320	8,424
Reported Noninterest Expense[1]	6,194	6,284	5,831	5,543	5,160	2,663	5,215
Reported Amortization Expense	43	46	23	25	40	21	47
Reported Efficiency Ratio	72.0%	59.3%	71.2%	66.7%	63.1%	61.6%	61.9%
Reported Tangible Efficiency Ratio	71.5%	58.9%	70.9%	66.4%	62.6%	61.2%	61.3%
Adjusted Basis							
Reported Noninterest Income	$3,421	$5,373	$3,214	$3,323	$3,268	$1,680	$3,255
Reported Revenue - FTE	8,600	10,598	8,194	8,305	8,174	4,320	8,424
Adjustment Items (Noninterest Income):							
3Q-4Q 12 student / Ginnie Mae loan sale (losses)	-	(92)	-	-	-	-	-
Securities gains/ (losses)	197	1,934	(2)	(15)	-	-	-
HARP 2.0 MSR valuation adjustment	(38)	-	-	-	-	-	-
GSE mortgage repurchase settlements	-	-	(63)	-	-	-	-
RidgeWorth sale	-	-	-	105	-	-	-
Adjusted Noninterest Income	3,262	3,531	3,279	3,233	3,268	1,680	3,255
Adjusted Revenue - FTE[2]	8,441	8,756	8,260	8,215	8,174	4,320	8,424
Reported Noninterest Expense	6,194	6,284	5,831	5,543	5,160	2,663	5,215
Adjustment Items:							
Legacy affordable housing impairment	10	96	-	28	-	-	-
Charitable contribution of KO shares	-	38	-	-	-	-	-
Real estate charge	-	17	-	-	-	-	-
Loss on debt extinguishment	(3)	16	-	-	-	-	-
Pension curtailment, net of 401(k) contribution	(60)	-	-	-	-	-	-
Severance	27	40	-	-	-	-	-
Impact of certain legacy mortgage legal matters	-	-	323	324	-	-	-
Mortgage servicing advances allowance increase	-	-	96	-	-	-	-
Potential mortgage servicing settlement & claims expense	120	-	-	-	-	-	-
Adjusted Noninterest Expense[2]	6,099	6,077	5,412	5,190	5,160	2,663	5,215
Adjusted Efficiency Ratio[3]	72.3%	69.4%	65.5%	63.2%	63.1%	61.6%	61.9%
Adjusted Tangible Efficiency Ratio[3]	71.7%	68.9%	65.3%	62.9%	62.6%	61.2%	61.3%

1. In accordance with updated GAAP, amortization of affordable housing investments of $40 million, $39 million, and $49 million were reclassified and are now presented in provision for income taxes for the 2011, 2012, and 2013, respectively. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and/ or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue – FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (0.51%), (0.53%), (0.22%), (0.31%), (0.49%), (0.49%) and (0.56%) for 2011, 2012, 2013, 2014, 2015, 1H 16, and LTM respectively

Note: Totals may not foot due to rounding

19

SunTrust

20 Reconciliation of Tangible Book Value Per Share ($ in billions, except per-share data) 1. SunTrust presents a tangible book value per common share that excludes the after-tax impact of purchase accounting intangible assets and also excludes preferred stock and noncontrolling interest from tangible equity. The Company believes this measure is useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity, as well as preferred stock and noncontrolling interest (the level of which may vary from company to company), it allows investors to more easily compare the Company’s book value on common stock to other companies in the industry Note: Totals may not foot due to rounding 2Q 15 2Q 16 Total Shareholders' Equity $23.2 $24.5 Goodwill, Net of Deferred Taxes (6.1) (6.1) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.4) (1.1) MSRs 1.4 1.1 Tangible Equity $17.1 $18.4 Noncontrolling Interest (0.1) (0.1) Preferred Stock (1.2) (1.2) Tangible Common Equity $15.8 $17.0 Total Assets 188.9 199.1 Goodwill (6.3) (6.3) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.4) (1.1) MSRs 1.4 1.1 Tangible Assets $182.5 $192.7 Average Equity / Average Assets 12.3% 12.1% Total Equity / Total Assets 12.3% 12.3% Tangible Equity / Tangible Assets 9.4% 9.5% Tangible Common Equity / Tangible Assets 8.6% 8.8% Book Value Per Common Share $42.26 $46.14 Tangible Book Value Per Common Share $30.46 $33.98

21 Reconciliation of Common Equity Tier 1 Ratio1 ($ in billions) 1. The Common Equity Tier 1 ratio is subject to certain phase-in requirements under Basel III beginning in 2015, and as such we have presented a reconciliation of the Common Equity Tier 1 ratio as calculated considering the phase-in requirements (Common Equity Tier 1 – Transitional) to the fully phased-in ratio 2. Primarily includes the phase-out from capital of certain DTAs, the overfunded pension asset, and other intangible assets 3. Primarily relates to the increased risk weight to be applied to mortgage servicing assets on a fully phased-in basis Note: Totals may not foot due to rounding 2Q 16 Common Equity Tier 1 – Transitional $16.7 Adjustments2 (0.1) Common Equity Tier 1 – Fully phased-in $16.7 Risk-weighted Assets: Common Equity Tier 1 – Transitional $170.1 Adjustments3 1.6 Risk-weighted Assets: Common Equity Tier 1 – Fully phased-in $171.7 Common Equity Tier 1 – Transitional 9.8% Common Equity Tier 1 – Fully phased-in 9.7%

22 Footnotes Slide #4: 1. Assets, loans, deposits, client, and teammate data as of June 30, 2016; market capitalization as of September 7, 2016 2. Rank is amongst U.S. bank holding companies and excludes non-traditional banks. Asset and loan rankings are sourced via bank holding company regulatory filings (Y-9C) and are as of June 30, 2016. Deposit rankings are sourced via FDIC deposit market share data, and are as of June 30, 2015, pro-forma for completed and pending mergers and acquisitions 3. Represents full-time equivalent employees 4. Source: SNL Financial, as of June 30, 2015, based on top 10 MSAs (by deposits) for each institution. Numerator is company’s total deposits in its top 10 MSAs and denominator is total deposits in those 10 MSAs Note: Peer group includes BBT, CMA, COF, FITB, KEY, MTB, PNC, RF, USB, WFC Slide #13: 1. Consumer self-service deposit transactions include mobile, tablet, and ATM (excludes direct deposit) 2. Refers to paperless statement adoption by consumer clients 3. Defined as all new account center units sales plus national and SunTrust.com unit sales for LightStream Slide #16: 1. Please see Appendix slide #21 to reconcile to GAAP CET1 ratio 2. Represents the difference between the starting and minimum Basel III Common Equity Tier 1 Ratios resulting from the Federal Reserve’s 2016 CCAR severely adverse scenario 3. CCAR 2016 Traditional Banks include BAC, BANCW, BBT, BBVA, BMO, C, CFG, CMA, FITB, HBAN, JPM, KEY, MTB, PNC, RF, STI, TD, USB, WFC, ZION 4. Represents net hires since January 1, 2014 5. Payout Ratio = (Common Stock Dividends and Share Repurchases) / Net Income Available to Common Shareholders 6. SunTrust’s CCAR 2016 payout ratio is based on consensus earnings estimates Slide #11: 1. Represents nonaccrual loans divided by total loans (excluding loans held for sale). Source: Company financials as of June 30, 2016 2. Source: Federal Reserve (http://www.federalreserve.gov/bankinforeg/dfa-stress-tests.htm). Represents Federal Reserve’s estimate of loan losses over 9 quarters (as a % of average total loans) in a severely adverse economic scenario Note: Peer group includes: BBT, CMA, FITB, KEY, MTB, PNC, RF, USB, WFC Slide #15: 1. SunTrust Mortgage’s closed loan volume as a percentage of the average of the total industry closed loan volume, as published by FHLMC, FNMA and the MBA 2. Data based on survey of over 800 clients conducted by Gallup. Represents overall client satisfaction with the loan origination process 3. Total losses include net charge-offs for balance sheet loans and repurchase losses for sold loans (represents all loans originated from 1Q 09 through 2Q 16) All Slides: Note: ‘LTM’ refers to the 12 months ended June 30, 2016 Slide #10: 1. Data as of June 30, 2016. Consumer Lending includes consumer direct loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction. Note: totals may not foot due to rounding 2. Return on average common shareholders’ equity was 6.3%, 8.1%, and 8.5% for 2013, 2014, and LTM, respectively. The effect of excluding intangible assets, excluding MSRs,was 2.9%, 3.3%, and 3.2% for 2013, 2014, and LTM, respectively 3. Not including real estate loans which are classified as C&I 4. Represents weighted average score as of June 30, 2016. Includes consumer loans, home equity, and residential mortgage. Excludes guaranteed loans